UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2018

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, Connecticut	06155
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement

On August 22, 2018, The Hartford Financial Services Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing that it had entered into: (i) an Agreement and Plan of Merger (the “Merger Agreement”) with The Navigators Group, Inc. and Renato Acquisition Co., a direct wholly owned subsidiary of the Company; (ii) a voting agreement (the “Deeks Voting Agreement”) with Terence N. Deeks, Monica J. Deeks, the Deeks Family Foundation and certain trusts for the benefit of members of the Deeks family; and (iii) a voting agreement (the “Galanski Voting Agreement” and, together with the Deeks Voting Agreement, the “Voting Agreements”) with Stanley A. Galanski.

This Form 8-K/A amends the Original Report to include the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Voting Agreements, which are filed as Exhibit 99.2 and Exhibit 99.3 hereto and are incorporated herein by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Navigators, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement in connection with negotiating the terms of the Merger Agreement (including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts), and may be subject to standards of materiality applicable to the parties to the Merger Agreement that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Navigators, the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 22, 2018, by and among The Navigators Group, Inc., The Hartford Financial Services Group, Inc. and Renato Acquisition Co.*
99.2
Voting Agreement, dated as of August 22, 2018, by and among The Hartford Financial Services Group, Inc., Terence N. Deeks, Monica J. Deeks, the Deeks Family Foundation and the trusts for the benefit of members of the Deeks family that are parties thereto

99.3	Voting Agreement, dated as of August 22, 2018, by and between The Hartford Financial Services Group, Inc. and Stanley A. Galanski
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission (the “SEC”) a copy of any omitted schedule upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 22, 2018	By:	/s/ Beth A. Bombara
		Name:	Beth A. Bombara
		Title:	Executive Vice President and Chief Financial Officer